ARTICLES OF INCORPORATION

                                       OF

                           I-TECH HOLDINGS GROUP, INC.

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Incorporator being a natural person of the age of eighteen years of age or older and desiring to form a body corporate under the laws of the State of Colorado does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Colorado these Articles of Incorporation:

                                    ARTICLE I
                                      Name
                                      ----

     The name of the Corporation is I-Tech Holdings Group, Inc.

                                   ARTICLE II
                               Period of Duration
                               ------------------

     This Corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of Colorado unless and until dissolved according to the laws of the State of Colorado.

                                   ARTICLE III
                                    Purposes
                                    --------

     Section 1. Specific Purposes
                -----------------

          A. To engage in the business of environmental technologies of all types.

          B. To engage in manufacturing of products related to environmental technology.

     Section 2. General Purposes
                ----------------

          A. To own, operate and maintain such real or personal property as may be necessary to conduct such business and to do all of the things in connection with the real or personal property which might be done by an individual.

          B. To hire and employ agents and employees, and to enter into agreements of employment and collective bargaining agreements for the purpose of advancement and performance of the purposes of this Corporation.

          C. To carry on any other business, whether or not related to the foregoing, including the transaction of all lawful business for which corporations may be organized pursuant to the Colorado Corporation Act, to have and exercise all powers, privileges and immunities now or hereafter conferred upon or permitted to corporations by the laws of the State of Colorado, and to do any and all things herein set forth to the same extent as natural persons could do insofar as permitted by the laws of the State of Colorado.

          D. To do those things which are authorized and permitted by the Colorado Corporations Code.

          E. To do all things authorized by law or incidental thereto.


                                   ARTICLE IV
                                     Powers
                                     ------

     The powers of the Corporation shall be those powers granted by Article Two of the Colorado Corporation Code under which this Corporation is formed. In addition, the Corporation shall have the following specific powers:

     Section 1. Officers. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

     Section 2. Capacity. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

     Section 3. Acquisitions. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or governments.

     Section 4. Earned Surplus. The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

     Section 5.  Gifts.  The  Corporation  shall have the power to make gifts or
contributions   for  the  public  welfare  or  for  charitable,   scientific  or
educational purposes.

                                   ARTICLE V
                               Capital Structure
                               -----------------

     Section 1. Authorized Capital. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of non-voting preferred stock, no par value per share.

     Section 2. Share Status. All common shares will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

     Section 3. Consideration for Shares. The common stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

     Section 4. Pre-Emptive Rights. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

     Section 5. Dividends. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

     Section 6. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

                                   ARTICLE VI
                             Voting by Shareholders
                             ----------------------

     Section 1. Voting Rights; Cumulative Voting. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, and for whose election he has a right to vote. Preferred shares have no voting rights unless granted by amendment to these Articles of Incorporation.

     Section 2. Majority Vote. When, with respect to any action to be taken by the Shareholders of the Corporation, the Colorado Corporation Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, any and every such action shall be taken, notwithstanding such requirements of the Colorado Corporation Code, by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon, or of any class or series.

                                   ARTICLE VII
          Registered and Initial Principal Office and Registered Agent
          ------------------------------------------------------------

     The registered office and initial principal office of the Corporation is located at 4155 East Jewell Avenue, Suite 909, Denver, CO 80222, and the name of the registered agent of the Corporation at such address is Edward H. Hawkins.

                                  ARTICLE VIII
                                  Incorporator
                                  ------------

     The name and address of the Incorporator is Edward H. Hawkins, 4155 East Jewell Avenue, Suite 909, Denver, CO 80222.

                                   ARTICLE IX
                               Board of Directors
                               ------------------

     Section 1. The corporate powers shall be exercised by a majority of the Board of Directors. The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation; provided, however, that the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is elected by a majority vote of the Shareholders:

         Name of Director                            Address
         ----------------                            -------
         Edward H. Hawkins                           1291 So. Lincoln St.
                                                     Denver, CO 80210

         Section 2. If in the interval between the annual meetings of shareholders of the Corporation, the Board of Directors of the Corporation deems it desirable that the number of Directors be increased, additional Directors may be elected by a unanimous vote of the Board of Directors of the Corporation then in office, or as otherwise set forth in the Bylaws of the Corporation.

         Section 3. The number of Directors comprising the whole Board of Directors may be increased or decreased from time to time within such foregoing limit as set forth in the Bylaws of the Corporation.

                                    ARTICLE X
                        Powers of the Board of Directors
                        --------------------------------

     In furtherance and not in limitation of the powers conferred by the State of Colorado, the Board of Directors is expressly authorized and empowered:

     Section 1. Bylaws. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

     Section 2. Books and Records. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

     Section 3. Power to Borrow. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

     Section 4. Dividends. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and dispositon of any such earned surplus.

     Section 5. Profits. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

     Section 6. Employees' Plans. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation's legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

     Section 7. Warrants and Options. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

     Section 8. Compensation. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

     Section 9. Not in Limitation. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Colorado, of these Articles of Incorporation and of the Bylaws of the Corporation.

                                   ARTICLE XI
                 Right of Directors to Contract with Corporation
                 -----------------------------------------------

     No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

     A. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

     B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

     C. The contract or transaction is fair and reasonable to the Corporation.

                                   ARTICLE XII
                              Corporate Opportunity
                              ---------------------

     The officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of managment of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, Director or member of management) from any duties which he may have to this Corporation.

                                  ARTICLE XIII
                Indemnification of Officers, Directors and Others
                -------------------------------------------------

     The Board of Directors of the Corporation shall have the power to:

     A. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     B. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     C. Indemnify a Director, officer, employee or agent of the Corporation to the extent that such person has been successful on the merits in defense of any action, suit or proceeding referred to in Subparagraph A or B of this Article or in defense of any claim, issue, or matter therein, against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

     D. Authorize indemnification under Subparagraph A or B of this Article (unless ordered by a court) in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Subparagraph A or B. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     E. Authorize payment of expenses (including attorney's fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph D of this Article upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     F. Purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entereprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article.

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, and the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

                                   ARTICLE XIV
                                 Right to Amend
                                 --------------

     The right is expressly reserved to amend, alter, change, or repeal any provision or provisions contained in these Article of Incorporation or any Article herein by a majority vote of the members of the Board of Directors, and a majority vote of the shareholders of the Corporation.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of December, 1994.



/s/ Edward H. Hawkins
------------------------------
Edward H. Hawkins, Incorporator



                                CONSENT OF AGENT

     The undersigned hereby consents to the appointment as agent for the above named corporation.

/s/ Edward H. Hawkins
------------------------------
Edward H. Hawkins, Agent

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                     OF THE

                            ARTICLES OF INCORPORATION

                                       OF

                           I-TECH HOLDINGS GROUP, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following amended and restated Articles of Incorporation. These Articles set forth the provisions of the Articles of Incorporation, as amended, and supercedes the original Articles of Incorporation and all amendments thereto.

FIRST:     The name of the corporation is I-Tech Holdings Group, Inc.

SECOND: The following amended and restated Articles of Incorporation were adopted by the Initial Director, no shares yet having been issued.

                                    ARTICLE I
                                      Name
                                      ----

     The name of the Corporation is I-Tech Holdings Group, Inc.

                                   ARTICLE II
                               Period of Duration
                               ------------------

     This Corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of Colorado unless and until dissolved according to the laws of the State of Colorado.

                                   ARTICLE III
                                     Purpose
                                     -------

     This Corporation is organized for the purpose of transacting any and all lawful activities or business for which corporations may be formed under Articles 101 to 117 of Title 7 of the Colorado Revised Statues, known and cited as the Colorado Business Corporation Act, to have and exercise all powers, privileges and immunities now or hereafter conferred upon or permitted to corporations by the laws of the State of Colorado, and to do any and all things herein set forth to the same extent as natural persons could do insofar as permitted by the laws of the State of Colorado.

                                   ARTICLE IV
                                     Powers
                                     ------

     The powers of the Corporation shall be those powers granted by the Colorado Business Corporation Act under which this Corporation is formed. In addition, the Corporation shall have the following specific powers:

     Section 1. Officers. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

     Section 2. Capacity. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

     Section 3. Acquisitions. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or governments.

     Section 4. Earned Surplus. The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

     Section 5.  Gifts.  The  Corporation  shall have the power to make gifts or
contributions   for  the  public  welfare  or  for  charitable,   scientific  or
educational purposes.

                                    ARTICLE V
                                Capital Structure
                                -----------------

     Section 1. Authorized Capital. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share, which may be issued in classes or series at the discretion of the Board of Directors.

     Section 2. Share Status. All common shares will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences and voting rights as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock. Each holder of a preferred share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation, if such voting right was assigned by the Board of Directors upon issuance.

     Section 3. Consideration for Shares. The stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

     Section 4. Pre-Emptive Rights. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

     Section 5. Dividends. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

     Section 6. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

                                   ARTICLE VI
                             Voting by Shareholders
                             ----------------------

     Section 1. Voting Rights; Cumulative Voting. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, and for whose election he has a right to vote. Preferred shares are to have the same voting rights as common shares if so designated by the Board of Directors upon issuance.

     Section 2. Majority Vote. Except as otherwise provided herein, when, with respect to any action to be taken by the Shareholders of the Corporation, the Colorado Business Corporation Act requires the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, any and every such action shall be taken, notwithstanding such requirements of the Colorado Business Corporation Act, by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon, or of any class or series.

                                   ARTICLE VII
          Registered and Initial Principal Office and Registered Agent
          ------------------------------------------------------------

     The registered office and initial principal office of the Corporation is located at 4155 E. Jewell Ave., Suite 909, Denver, CO 80222, and the name of the registered agent of the Corporation at such address is Edward H.
Hawkins.

                                  ARTICLE VIII
                                  Incorporator
                                  ------------

     The name and address of the Incorporator is Edward H. Hawkins, 4155 E. Jewell Ave., Suite 909 Denver, CO 80222.

                                   ARTICLE IX
                               Board of Directors
                               ------------------

     Section 1. The corporate powers shall be exercised by a majority of the Board of Directors. The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation; provided, however, that the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is /appointed by him or elected by a majority vote of the Shareholders:

     Name of Director          Address
     ----------------          -------
     Edward H. Hawkins         4155 E. Jewell Ave., Suite 909, Denver, CO 80222

     Section 2. If in the interval between the annual meetings of shareholders of the Corporation, the Board of Directors of the Corporation deems it desirable that the number of Directors be increased, additional Directors may be elected by a unanimous vote of the Board of Directors of the Corporation then in office, or as otherwise set forth in the Bylaws of the Corporation.

     Section 3. The number of Directors comprising the whole Board of Directors may be increased or decreased from time to time within such foregoing limit as set forth in the Bylaws of the Corporation.

                                    ARTICLE X
                        Powers of the Board of Directors
                        --------------------------------

     In furtherance and not in limitation of the powers conferred by the State of Colorado, the Board of Directors is expressly authorized and empowered:

     Section 1. Bylaws. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

     Section 2. Books and Records. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

     Section 3. Power to Borrow. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

     Section 4. Dividends. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus.

     Section 5. Profits. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

     Section 6. Employees' Plans. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation's legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

     Section 7. Warrants and Options. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

     Section 8. Compensation. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

     Section 9. Not in Limitation. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Colorado, of these Articles of Incorporation and of the Bylaws of the Corporation.

                                   ARTICLE XI
                 Right of Directors to Contract with Corporation
                 -----------------------------------------------

     No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

     A. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

     B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

     C. The contract or transaction is fair and reasonable to the Corporation.

                                   ARTICLE XII
                              Corporate Opportunity
                              ---------------------

     The officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of

Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, Director or member of management) from any duties which he may have to this Corporation.

                                  ARTICLE XIII
                Indemnification of Officers, Directors and Others
                -------------------------------------------------

     The Board of Directors of the Corporation shall have the power to:

     A. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     B. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     C. Indemnify a Director, officer, employee or agent of the Corporation to the extent that such person has been successful on the merits in defense of any action, suit or proceeding referred to in Subparagraph A or B of this Article or in defense of any claim, issue, or matter therein, against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

     D. Authorize indemnification under Subparagraph A or B of this Article (unless ordered by a court) in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Subparagraph A or B. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     E. Authorize payment of expenses (including attorney's fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph D of this Article upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     F. Purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article.

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, and the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

                                   ARTICLE XIV
                            Right to Amend or Restate
                            -------------------------

     The right is expressly reserved to amend, restate, alter, change, or repeal any provision or provisions contained in these Article of Incorporation or any Article herein by a majority vote of the members of the Board of Directors and a majority vote of the shareholders of the Corporation in accordance with Article 110 of the Colorado Business Corporation Act.

                                   ARTICLE XV
                            Change of Corporate Name
                            ------------------------

     Inasmuch as both the Corporation Business Corporation Act and these Articles of Incorporation both require shareholder action to amend these Articles of Incorporation, should the directors of this corporation amend these Articles whereby the name of this corporation is changed without actual notice to the shareholders, each officer and each director present at the meeting whereby such action is taken and voting therefor shall be personally, jointly and severally liable per se to each shareholder for breach of fiduciary duty (notwithstanding any language to the contrary herein). The damages shall accrue as to the date of such action taken, and shall be computed as follows: each shareholder shall be entitled to recover an amount equal the highest price per share at which this corporation's stock is publicly quoted at any time six months prior to such action taken to six months after such action taken, if this corporation's stock is publicly traded; and if the corporation's stock is not so publicly traded, an amount of five dollars ($5.00) per share. Although the purpose of this Article is to strictly prevent the officers and directors from taking action to harm any or all of this corporation's shareholders, it shall be no defense to any shareholder action brought pursuant to this Article that the shareholder(s) was not harmed by such action.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this ________ day of _______________, 1997.


/s/  EDWARD H.HAWKINS
-----------------------------------
Edward H. Hawkins, Initial Director

                           CONTINUING CONSENT OF AGENT

     The undersigned hereby consents to continue acting as agent for this corporation under Article 105 of the Colorado Business Corporation Act, until such time as he resigns such position.


/S/  EDWARD H.HAWKINS
---------------------------------------------------------------------------
Edward H. Hawkins, Agent,  4155 E. Jewell Ave., Suite 909, Denver, CO 80222